UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2007

Catcher Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50299	62-0201385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44084 Riverside Parkway, Suite 320

Leesburg, Virginia 20176

(Address of Principal Executive Offices, including zip code)

(703) 723-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Beginning on April 4, 2007 and continuing until April 9, 2007, Catcher Holdings, Inc. (the “Company”) entered into a Note and Restricted Stock Purchase Agreement with certain accredited investors and closed on the private placement of Secured Convertible Promissory Notes (the “Notes”) with an aggregate principal amount of $850,000 and 297,500 shares of restricted Common Stock of the Company. Subject to the conversion provisions set forth in the Notes, the unpaid principal together with all accrued interest on the Notes is due and payable in full 90 days following the issuance date of each such Note (the “Maturity Date”). Interest accrues on the unpaid principal balance at a rate of ten percent (10%) per annum, simple interest, and is payable in full along with the principal balance on the Maturity Date. In the event that the Company, at any time after the date of issuance of the Notes and prior to the payment or conversion in full of the Notes, raises proceeds of at least $5,000,000 in a Next Equity Financing (as that term is defined in the Notes), then the outstanding principal amount and all accrued but unpaid interest on the Notes may be converted at the holder’s discretion at the closing and on the same terms and conditions of the Next Equity Financing, into Next Equity Securities (as that term is defined in the Notes) at the Next Equity Security Conversion Price (as that term is defined in the Notes).

The securities being offered have not been registered under the Securities Act of 1933, as amended, or any state securities law and have been sold in a private transaction pursuant to an exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder. The shares may not be subsequently offered or sold within the United States absent registration or exemption from such registration requirements and compliance with applicable state laws. Under the terms of a Registration Rights Agreement to be entered into in connection with the Next Equity Financing, the Company will be obligated to register any shares and shares underlying any warrants (if any) upon conversion of the Notes.

The description of the transaction set forth above is qualified in its entirety by reference to the Note and Restricted Stock Purchase Agreement and Secured Convertible Promissory Note, forms of which are filed with this current report as Exhibits 10.35 and 10.36.

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to purchase any securities.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above under Item 1.01, Entry into a Material Definitive Agreement, is hereby incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.35	Form of Note and Restricted Stock Purchase Agreement to be executed by and among the Company and the investors identified on the signature pages thereto.

10.36	Form of Secured Convertible Promissory Note to be executed by and among the Company and the investors identified on the signature pages thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATCHER HOLDINGS, INC.

April 10, 2007	By:	/s/ Denis McCarthy
Denis McCarthy
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.35	Form of Note and Restricted Stock Purchase Agreement to be executed by and among the Company and the investors identified on the signature pages thereto.

10.36	Form of Secured Convertible Promissory Note to be executed by and among the Company and the investors identified on the signature pages thereto.

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